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                                  EXHIBIT 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



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                                  EXHIBIT 23.1



           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      As independent registered public accounting firm, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 8, 2006, relating to the consolidated financial statements of AmericasBank Corp. and Subsidiary included in the Form 10-KSB filed by the Company for the year ended December 31, 2005.



Rowles & Company, LLP

/s/ Rowles & Company, LLP
-------------------------
Baltimore, Maryland
[Date]